News Release

Media Contact: Catherine Butler
24-Hour: 800.559.3853

Analyst Contact: Bryan Buckler
Office: 704.382.2640

May 12, 2020

Duke Energy reports first quarter 2020 financial results

▪	First quarter 2020 GAAP EPS of $1.24 and adjusted EPS of $1.14

▪	Strong results from gas distribution and commercial renewables businesses

▪	Maintained operational excellence for our communities during COVID-19 crisis

▪	Company affirms 2020 adjusted EPS guidance range of $5.05 to $5.45
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced first quarter 2020 reported earnings per share (EPS) of $1.24, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.14. This is compared to reported and adjusted EPS of $1.24 for the first quarter of 2019. First quarter 2020 results are consistent with internal plans with the exception of mild winter weather and storms.
Adjusted EPS excludes the impact of certain items that are included in reported EPS. The difference between first quarter 2020 reported EPS and adjusted EPS was due to the deferral of 2018 severance charges resulting from a North Carolina regulatory settlement.
For the quarter, we saw improved results in our Gas Utilities and Infrastructure segment from the Piedmont North Carolina rate case and Commercial Renewables experienced growth from new projects. Electric Utilities and Infrastructure was positively impacted by electric base rate case increases in South Carolina and Florida, and higher rider revenues in the Midwest, net of forecasted higher depreciation and amortization. However, these fundamental improvements in our results were offset by mild winter weather along with severe storms that impacted much of our Carolinas utilities territory as well as unrealized investment losses on non-pension executive benefit trusts and higher financing costs at Other. Together these items resulted in lower first quarter 2020 adjusted results.

“As the country battles the COVID-19 pandemic, our thoughts are with those who have felt the impact first-hand, and with those on the front lines who have selflessly stepped forward to serve,” said Lynn Good, Duke Energy chair, president and CEO. “I am proud of our employees’ unwavering commitment to our customers and communities during this trying time.

“The first part of the year has been marked by strong financial results, as well as operational excellence as we adjusted work practices to protect our employees and customers. We successfully managed three nuclear outages, brought a natural gas combined-cycle plant and solar facility online and responded to multiple storms. We are in the early stages of managing through this crisis and still evaluating the financial and economic impacts. Given we are

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already taking proactive steps to mitigate the impacts of COVID-19, we are affirming our 2020 adjusted EPS guidance range of $5.05 to $5.45, assuming an economic recovery beginning later this year. We remain focused on generating value for both customers and shareholders in 2020 and beyond, and will draw on the benefits of our size and scale, balance sheet strength, diverse operations and constructive service areas to do so.”
Business segment results
In addition to the following summary of first quarter 2020 business segment performance, comprehensive tables with detailed EPS drivers for the first quarter compared to prior year are provided at the end of this news release.
The discussion below of first quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported and adjusted basis, Electric Utilities and Infrastructure recognized first quarter 2020 segment income of $705 million, compared to $750 million in the first quarter of 2019. This represents a decrease of $0.06 per share, excluding share dilution of $0.01 per share. Lower quarterly results were primarily due to mild weather (-$0.05 per share), unfavorable O&M expenses (-$0.03 per share) and higher depreciation and amortization on a growing asset base (-$0.06 per share). These results were partially offset by contributions from base rate case changes (+$0.02 per share), higher riders and other retail margin (+$0.05 per share), volumes (+$0.02 per share) and formula rate adjustments to wholesale contracts (+$0.01 per share).
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized first quarter 2020 segment income of $249 million, compared to $226 million in the first quarter of 2019. This represents an increase of $0.03 per share. Higher quarterly results were driven by contributions from the Piedmont North Carolina rate case (+$0.06 per share) and higher riders and other retail margin (+$0.02 per share) partially offset by a prior year income tax adjustment for equity method investments.
Commercial Renewables
On a reported and adjusted basis, Commercial Renewables recognized first quarter 2020 segment income of $57 million, compared to a reported and adjusted segment income of $13 million in the first quarter of 2019. This represents an increase of $0.06 per share. Higher quarterly results were primarily impacted by growth from renewable projects placed in service in the prior year (+$0.04 per share) and favorable wind resource and power pricing.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.

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On a reported and adjusted basis, Other recognized a first quarter 2020 net loss of $112 million and $187 million, respectively. This is compared to a reported and adjusted net loss of $89 million in the first quarter of 2019. First quarter 2020 results were impacted by a $75 million after-tax reversal of severance charges resulting from a North Carolina regulatory settlement previously recognized during 2018. The severance charges were deferred as regulatory assets. As the 2018 severance charges were treated as a special item, the reversal in the first quarter of 2020 is a special item and excluded from adjusted earnings.
Lower adjusted quarterly results at Other were primarily due to unrealized investment losses on non-pension executive benefit trusts, and higher financing costs.
Effective tax rate
Duke Energy's consolidated reported effective tax rate for the first quarter of 2020 was 13.3% compared to 9.6% in the first quarter of 2019. The increase in the effective tax rate was primarily due to a true-up adjustment related to income tax recognition for equity method investments in the first quarter of 2019, partially offset by an increase in the amortization of excess deferred taxes.
The effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items for the first quarter of 2020 was 12.2% compared to the effective tax rate including impacts of noncontrolling interests of 9.5% in the first quarter of 2019. The increase was primarily due to a true-up adjustment related to income tax recognition for equity method investments in the first quarter of 2019, partially offset by an increase in the amortization of excess deferred taxes.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the effective tax rate including noncontrolling interests and preferred dividends and excluding special items.
Earnings conference call for analysts
An earnings conference call for analysts is scheduled from 10 to 11 a.m. ET today to discuss first quarter 2020 financial results. The conference call will be hosted by Lynn Good, chairman, president and chief executive officer, and Steve Young, executive vice president and chief financial officer.
The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 800.458.4148 in the United States or 323.794.2093 outside the United States. The confirmation code is 1555838. Please call in 10 to 15 minutes prior to the scheduled start time.

A replay of the conference call will be available until 1 p.m. ET, May 22, 2020, by calling 888.203.1112 in the United States or 719.457.0820 outside the United States and using the code 1555838. An audio replay and transcript will also be available by accessing the investors section of the company’s website.

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Special Items and Non-GAAP Reconciliation
The following table presents a reconciliation of GAAP reported to adjusted EPS for first quarter 2020 financial results:

(In millions, except per share amounts)	After-Tax Amount	1Q 2020 EPS
EPS, as reported		$1.24
Adjustments to reported EPS:
First Quarter 2020
Severance	$(75)	(0.10)
Total adjustments		$(0.10)
EPS, adjusted		$1.14
Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items. Adjusted earnings and adjusted EPS represent income from continuing operations available to Duke Energy common stockholders in dollar and per share amounts, adjusted for the dollar and per share impact of special items. The effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items is calculated using pretax earnings and income tax expense, both as adjusted for the impact of noncontrolling interests, preferred dividends and special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.
Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and effective tax rate including impacts of noncontrolling interests and preferred dividends and excluding special items are Net Income Available to Duke Energy common stockholders (GAAP reported earnings), Basic EPS Available to Duke Energy Corporation common stockholders (GAAP reported EPS), and the reported effective tax rate, respectively.
The periods presented include a special item for the reversal of 2018 Severance charges, which were deferred as a result of the partial settlement in the Duke Energy Carolinas 2019 North Carolina rate case. Management believes the special item does not reflect ongoing benefits or costs.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income and other net loss. Segment income is defined as income from continuing operations net of income attributable to

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noncontrolling interests and preferred stock dividends. Segment income includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS and adjusted segment income may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.
Duke Energy

Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of the largest energy holding companies in the U.S. It employs 29,000 people and has an electric generating capacity of 51,000 megawatts through its regulated utilities and 2,300 megawatts through its nonregulated Duke Energy Renewables unit.

Duke Energy is transforming its customers’ experience, modernizing the energy grid, generating cleaner energy and expanding natural gas infrastructure to create a smarter energy future for the people and communities it serves. The Electric Utilities and Infrastructure unit’s regulated utilities serve 7.8 million retail electric customers in six states: North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky. The Gas Utilities and Infrastructure unit distributes natural gas to 1.6 million customers in five states: North Carolina, South Carolina, Tennessee, Ohio and Kentucky. The Duke Energy Renewables unit operates wind and solar generation facilities across the U.S., as well as energy storage and microgrid projects.

Duke Energy was named to Fortune’s 2020 “World’s Most Admired Companies” list and Forbes’ “America’s Best Employers” list. More information about the company is available at duke-energy.com. The Duke Energy News Center contains news releases, fact sheets, photos, videos and other materials. Duke Energy’s illumination features stories about people, innovations, community topics and environmental issues. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook.

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Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

◦	The impact of the COVID-19 pandemic;

◦
State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

◦
The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

◦
The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

◦	The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

◦	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;

◦
Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts and use of alternative energy sources, such as self-generation and distributed generation technologies;

◦
Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in customers leaving the electric distribution system, excess generation resources as well as stranded costs;

◦	Advancements in technology;

◦	Additional competition in electric and natural gas markets and continued industry consolidation;

◦
The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;

◦
The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;

◦	The ability to obtain the necessary permits and approvals and to complete necessary or desirable pipeline expansion or infrastructure projects in our natural gas business;

◦	Operational interruptions to our natural gas distribution and transmission activities;

◦	The availability of adequate interstate pipeline transportation capacity and natural gas supply;

◦
The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;

◦
The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

◦
The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

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◦
The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions and general market and economic conditions;

◦	Credit ratings of the Duke Energy Registrants may be different from what is expected;

◦
Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

◦
Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

◦
Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

◦	The ability to control operation and maintenance costs;

◦	The level of creditworthiness of counterparties to transactions;

◦	The ability to obtain adequate insurance at acceptable costs;

◦	Employee workforce factors, including the potential inability to attract and retain key personnel;

◦	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

◦	The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;

◦	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;

◦	The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

◦	The impacts from potential impairments of goodwill or equity method investment carrying values; and

◦	The ability to implement our business strategy, including enhancing existing technology systems.
Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2020
(Dollars in millions, except per share amounts)

		Special Item
	Reported Earnings	Severance		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$705	$—		$—	$705
Gas Utilities and Infrastructure	249	—		—	249
Commercial Renewables	57	—		—	57
Total Reportable Segment Income	1,011	—		—	1,011
Other	(112)	(75)	A	(75)	(187)
Net Income Available to Duke Energy Corporation Common Stockholders	$899	$(75)		$(75)	$824
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.24	$(0.10)		$(0.10)	$1.14

Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A - Net of $23 million tax expense. $98 million reversal of 2018 charges recorded within Operations, maintenance and other on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 734 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
March 2020
(Dollars in millions)

	Three Months Ended March 31, 2020
	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,027
Severance	(98)
Noncontrolling Interests	48
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$938

Reported Income Tax Expense From Continuing Operations	$137	13.3%
Severance	(23)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$114	12.2%

	Three Months Ended March 31, 2019
	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$988
Noncontrolling Interests	7
Pretax Income Including Noncontrolling Interests	$995

Reported Income Tax Expense From Continuing Operations	$95	9.6%
Tax Expense Including Noncontrolling Interests	$95	9.5%

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
March 2020 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Consolidated
2019 YTD Reported Earnings Per Share	$1.03	$0.32	$0.02	$(0.13)	$1.24
Weather	(0.05)	—	—	—	(0.05)
Volume(a)	0.02	—	—	—	0.02
Riders and Other Retail Margin(b)	0.05	0.02	—	—	0.07
Rate case impacts, net(c)	0.02	0.06	—	—	0.08
Wholesale	0.01	—	—	—	0.01
Operations and maintenance, net of recoverables(d)	(0.03)	—	—	—	(0.03)
Midstream Gas Pipelines(e)	—	(0.05)	—	—	(0.05)
Duke Energy Renewables(f)	—	—	0.06	—	0.06
AFUDC Equity	0.01	—	—	—	0.01
Depreciation and amortization(g)	(0.06)	—	—	—	(0.06)
Preferred Dividends	—	—	—	(0.04)	(0.04)
Other(h)	(0.03)	—	—	(0.08)	(0.11)
Total variance before share count	$(0.06)	$0.03	$0.06	$(0.12)	$(0.09)
Change in share count	(0.01)	—	—	—	(0.01)
2020 YTD Adjusted Earnings Per Share	$0.96	$0.35	$0.08	$(0.25)	$1.14
Severance	—	—	—	0.10	0.10
2020 YTD Reported Earnings Per Share	$0.96	$0.35	$0.08	$(0.15)	$1.24

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers except for Commercial Renewables, which uses an effective rate. Weighted average shares outstanding increased from 727 million shares to 734 million.

(a)	Includes unbilled revenue true-up related to prior years.

(b)	Electric Utilities and Infrastructure is primarily driven by higher energy efficiency and grid modernization rider programs (+$0.03).

(c)
Electric Utilities and Infrastructure includes the net impact of the DEC and DEP South Carolina rate cases, effective June 2019, and the DEF SBRA and multi-year rate plan, partially offset by higher depreciation and amortization expense. Gas Utilities and Infrastructure includes the net impact of the Piedmont North Carolina rate case, effective November 1, 2019.

(d)	Includes higher employee related expenses due to timing and storm costs at DEC and DEP partially offset by lower customer delivery charges.

(e)	Primarily related to a favorable income tax adjustment for equity method investments in the prior year.

(f)	Primarily includes renewable projects placed in service in the prior year (+$0.04) and favorable wind resource and power pricing.

(g)	Excludes rate case impacts.

(h)
Electric Utilities and Infrastructure includes the impact of insurance proceeds received in the prior year (-$0.01). Other includes unrealized investment losses on non-pension executive benefit trusts.

March 2020
QUARTERLY HIGHLIGHTS
(Unaudited)

	Three Months Ended
	March 31,
(In millions, except per share amounts and where noted)	2020	2019
Earnings Per Share – Basic and Diluted
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.24	$1.24
Weighted average shares outstanding
Basic	734	727
Diluted	736	727
INCOME (LOSS) BY BUSINESS SEGMENT
Electric Utilities and Infrastructure	$705	$750
Gas Utilities and Infrastructure	249	226
Commercial Renewables	57	13
Total Reportable Segment Income	1,011	989
Other(a)	(112)	(89)
Net Income Available to Duke Energy Corporation common stockholders	$899	$900
CAPITALIZATION
Total Common Equity (%)	43%	43%
Total Debt (%)	57%	57%

Total Debt	$64,421	$59,211
Book Value Per Share	$65.42	$61.88
Actual Shares Outstanding	735	728
CAPITAL AND INVESTMENT EXPENDITURES
Electric Utilities and Infrastructure	$2,060	$2,113
Gas Utilities and Infrastructure	327	364
Commercial Renewables	451	90
Other	71	63
Total Capital and Investment Expenditures	$2,909	$2,630

(a)
Includes a $98 million (after tax $75M) reversal of 2018 severance charges due to the partial settlement of the Duke Energy Carolina's North Carolina rate case for the three months ended March 31, 2020.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended
	March 31,
	2020	2019
Operating Revenues
Regulated electric	$5,124	$5,285
Regulated natural gas	638	728
Nonregulated electric and other	187	150
Total operating revenues	5,949	6,163
Operating Expenses
Fuel used in electric generation and purchased power	1,447	1,609
Cost of natural gas	199	327
Operation, maintenance and other	1,339	1,419
Depreciation and amortization	1,130	1,089
Property and other taxes	345	343
Impairment charges	2	—
Total operating expenses	4,462	4,787
Gains (Losses) on Sales of Other Assets and Other, net	1	(3)
Operating Income	1,488	1,373
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	44	43
Other income and expenses, net	46	115
Total other income and expenses	90	158
Interest Expense	551	543
Income Before Income Taxes	1,027	988
Income Tax Expense	137	95
Net Income	890	893
Less: Net Loss Attributable to Noncontrolling Interests	(48)	(7)
Net Income Attributable to Duke Energy Corporation	938	900
Less: Preferred Dividends	39	—
Net Income Available to Duke Energy Corporation Common Stockholders	$899	$900

Earnings Per Share – Basic and Diluted
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.24	$1.24
Weighted average shares outstanding
Basic	734	727
Diluted	736	727

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	March 31, 2020	December 31, 2019
ASSETS
Current Assets
Cash and cash equivalents	$1,450	$311
Receivables (net of allowance for doubtful accounts of $28 at 2020 and $22 at 2019)	809	1,066
Receivables of VIEs (net of allowance for doubtful accounts of $61 at 2020 and $54 at 2019)	1,828	1,994
Inventory	3,324	3,232
Regulatory assets (includes $53 at 2020 and $52 at 2019 related to VIEs)	1,770	1,796
Other (includes $300 at 2020 and $242 at 2019 related to VIEs)	1,000	764
Total current assets	10,181	9,163
Property, Plant and Equipment
Cost	149,676	147,654
Accumulated depreciation and amortization	(46,599)	(45,773)
Generation facilities to be retired, net	31	246
Net property, plant and equipment	103,108	102,127
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $980 at 2020 and $989 at 2019 related to VIEs)	13,413	13,222
Nuclear decommissioning trust funds	7,052	8,140
Operating lease right-of-use assets, net	1,633	1,658
Investments in equity method unconsolidated affiliates	2,067	1,936
Other (includes $87 at 2020 and $110 at 2019 related to VIEs)	3,315	3,289
Total other noncurrent assets	46,783	47,548
Total Assets	$160,072	$158,838
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$2,364	$3,487
Notes payable and commercial paper	3,033	3,135
Taxes accrued	493	392
Interest accrued	571	565
Current maturities of long-term debt (includes $216 at 2020 and 2019 related to VIEs)	5,077	3,141
Asset retirement obligations	802	881
Regulatory liabilities	826	784
Other	2,004	2,367
Total current liabilities	15,170	14,752
Long-Term Debt (includes $3,966 at 2020 and $3,997 at 2019 related to VIEs)	56,311	54,985
Other Noncurrent Liabilities
Deferred income taxes	9,321	8,878
Asset retirement obligations	12,497	12,437
Regulatory liabilities	14,029	15,264
Operating lease liabilities	1,414	1,432
Accrued pension and other post-retirement benefit costs	919	934
Investment tax credits	659	624
Other (includes $258 at 2020 and $228 at 2019 related to VIEs)	1,669	1,581
Total other noncurrent liabilities	40,508	41,150
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2020 and 2019	973	973
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2020 and 2019	989	989
Common stock, $0.001 par value, 2 billion shares authorized; 735 million shares outstanding at 2020 and 733 million shares outstanding at 2019	1	1
Additional paid-in capital	40,930	40,881
Retained earnings	4,221	4,108
Accumulated other comprehensive loss	(193)	(130)
Total Duke Energy Corporation stockholders' equity	46,921	46,822
Noncontrolling interests	1,162	1,129
Total equity	48,083	47,951
Total Liabilities and Equity	$160,072	$158,838

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three Months Ended March 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$890	$893
Adjustments to reconcile net income to net cash provided by operating activities	664	346
Net cash provided by operating activities	1,554	1,239

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(3,022)	(2,713)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	2,593	1,433

Net increase (decrease) in cash, cash equivalents and restricted cash	1,125	(41)
Cash, cash equivalents and restricted cash at beginning of period	573	591
Cash, cash equivalents and restricted cash at end of period	$1,698	$550

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2020
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,183	$—	$1	$—	$(60)	$5,124
Regulated natural gas	—	661	—	—	(23)	638
Nonregulated electric and other	—	3	128	23	33	187
Total operating revenues	5,183	664	129	23	(50)	5,949
Operating Expenses
Fuel used in electric generation and purchased power	1,467	—	—	—	(20)	1,447
Cost of natural gas	—	199	—	—	—	199
Operation, maintenance and other	1,325	110	69	(138)	(27)	1,339
Depreciation and amortization	977	66	48	45	(6)	1,130
Property and other taxes	303	30	8	4	—	345
Impairment charges	2	—	—	—	—	2
Total operating expenses	4,074	405	125	(89)	(53)	4,462
Gains on Sales of Other Assets and Other, net	1	—	—	—	—	1
Operating Income	1,110	259	4	112	3	1,488
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	37	(2)	7	—	44
Other income and expenses, net	83	12	1	(40)	(10)	46
Total Other Income and Expenses	85	49	(1)	(33)	(10)	90
Interest Expense	339	31	18	171	(8)	551
Income (Loss) Before Income Taxes	856	277	(15)	(92)	1	1,027
Income Tax Expense (Benefit)	151	28	(24)	(19)	1	137
Net Income (Loss)	705	249	9	(73)	—	890
Less: Net Loss Attributable to Noncontrolling Interest(a)	—	—	(48)	—	—	(48)
Net Income Attributable to Duke Energy Corporation	705	249	57	(73)	—	938
Less: Preferred Dividends	—	—	—	39	—	39
Segment Income / Other Net Loss / Net Income Available to Duke Energy Corporation Common Stockholders	$705	$249	$57	$(112)	$—	$899
Special Item	—	—	—	(75)	—	(75)
Adjusted Earnings(b)	$705	$249	$57	$(187)	$—	$824

(a)	Includes the allocation of losses to noncontrolling members primarily due to new solar tax equity projects being placed in service.

(b)	See Reported to Adjusted Earnings Reconciliation for a detailed reconciliation of Segment Income/Other Net Loss to Adjusted Earnings.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2019
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,329	$—	$—	$—	$(44)	$5,285
Regulated natural gas	—	752	—	—	(24)	728
Nonregulated electric and other	—	4	106	21	19	150
Total operating revenues	5,329	756	106	21	(49)	6,163
Operating Expenses
Fuel used in electric generation and purchased power	1,630	—	—	—	(21)	1,609
Cost of natural gas	—	327	—	—	—	327
Operation, maintenance and other	1,282	110	66	(13)	(26)	1,419
Depreciation and amortization	947	65	40	38	(1)	1,089
Property and other taxes	301	33	6	3	—	343
Total operating expenses	4,160	535	112	28	(48)	4,787
Losses on Sales of Other Assets and Other, net	(3)	—	—	—	—	(3)
Operating Income (Loss)	1,166	221	(6)	(7)	(1)	1,373
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	2	33	(1)	9	—	43
Other income and expenses, net	89	7	(1)	35	(15)	115
Total Other Income and Expenses	91	40	(2)	44	(15)	158
Interest Expense	338	30	21	171	(17)	543
Income (Loss) Before Income Taxes	919	231	(29)	(134)	1	988
Income Tax Expense (Benefit)	169	5	(35)	(45)	1	95
Net Income (Loss)	750	226	6	(89)	—	893
Less: Net Loss Attributable to Noncontrolling Interest	—	—	(7)	—	—	(7)
Segment Income / Other Net Loss / Net Income Attributable to Duke Energy Corporation	$750	$226	$13	$(89)	$—	$900

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2020
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$85	$7	$7	$1,350	$1	$1,450
Receivables, net	509	187	98	16	(1)	809
Receivables of variable interest entities, net	1,828	—	—	—	—	1,828
Receivables from affiliated companies	96	15	601	624	(1,336)	—
Notes receivable from affiliated companies	616	—	—	810	(1,426)	—
Inventory	3,164	65	68	27	—	3,324
Regulatory assets	1,576	97	—	98	(1)	1,770
Other	155	13	198	687	(53)	1,000
Total current assets	8,029	384	972	3,612	(2,816)	10,181
Property, Plant and Equipment
Cost	129,190	12,044	6,233	2,311	(102)	149,676
Accumulated depreciation and amortization	(41,715)	(2,555)	(1,073)	(1,255)	(1)	(46,599)
Generation facilities to be retired, net	31	—	—	—	—	31
Net property, plant and equipment	87,506	9,489	5,160	1,056	(103)	103,108
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	—	19,303
Regulatory assets	12,270	636	—	507	—	13,413
Nuclear decommissioning trust funds	7,052	—	—	—	—	7,052
Operating lease right-of-use assets, net	1,215	23	104	290	1	1,633
Investments in equity method unconsolidated affiliates	124	1,452	380	110	1	2,067
Investment in consolidated subsidiaries	378	7	3	63,334	(63,722)	—
Other	2,166	159	169	1,456	(635)	3,315
Total other noncurrent assets	40,584	4,201	656	65,697	(64,355)	46,783
Total Assets	136,119	14,074	6,788	70,365	(67,274)	160,072
Segment reclassifications, intercompany balances and other	(1,281)	24	(604)	(65,401)	67,262	—
Segment Assets	$134,838	$14,098	$6,184	$4,964	$(12)	$160,072

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2020
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Commercial Renewables	Other	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,671	$189	$128	$376	$—	$2,364
Accounts payable to affiliated companies	599	16	80	582	(1,277)	—
Notes payable to affiliated companies	443	620	35	335	(1,433)	—
Notes payable and commercial paper	—	—	157	2,876	—	3,033
Taxes accrued	465	50	323	(345)	—	493
Interest accrued	395	39	1	136	—	571
Current maturities of long-term debt	2,355	26	162	2,537	(3)	5,077
Asset retirement obligations	802	—	—	—	—	802
Regulatory liabilities	706	117	—	2	1	826
Other	1,463	60	71	517	(107)	2,004
Total current liabilities	8,899	1,117	957	7,016	(2,819)	15,170
Long-Term Debt	34,713	3,066	1,538	17,093	(99)	56,311
Long-Term Debt Payable to Affiliated Companies	618	7	9	—	(634)	—
Other Noncurrent Liabilities
Deferred income taxes	10,511	1,108	(580)	(1,718)	—	9,321
Asset retirement obligations	12,311	55	131	—	—	12,497
Regulatory liabilities	12,523	1,482	—	24	—	14,029
Operating lease liabilities	1,096	22	106	190	—	1,414
Accrued pension and other post-retirement benefit costs	590	32	3	295	(1)	919
Investment tax credits	657	2	—	—	—	659
Other	822	255	287	494	(189)	1,669
Total other noncurrent liabilities	38,510	2,956	(53)	(715)	(190)	40,508
Equity
Total Duke Energy Corporation stockholders' equity	53,379	6,928	3,178	46,969	(63,533)	46,921
Noncontrolling interests	—	—	1,159	2	1	1,162
Total equity	53,379	6,928	4,337	46,971	(63,532)	48,083
Total Liabilities and Equity	136,119	14,074	6,788	70,365	(67,274)	160,072
Segment reclassifications, intercompany balances and other	(1,281)	24	(604)	(65,401)	67,262	—
Segment Liabilities and Equity	$134,838	$14,098	$6,184	$4,964	$(12)	$160,072

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2020
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$1,748	$1,338	$1,080	$346	$692	$(21)	$5,183
Operating Expenses
Fuel used in electric generation and purchased power	453	405	358	87	194	(30)	1,467
Operation, maintenance and other	453	337	245	94	185	11	1,325
Depreciation and amortization	343	287	165	47	132	3	977
Property and other taxes	81	47	88	65	22	—	303
Impairment charges	2	—	—	—	—	—	2
Total operating expenses	1,332	1,076	856	293	533	(16)	4,074
Gains (Losses) on Sales of Other Assets and Other, net	1	(1)	—	—	—	1	1
Operating Income	417	261	224	53	159	(4)	1,110
Other Income and Expenses, net(b)	43	22	10	2	10	(2)	85
Interest Expense	123	69	84	20	43	—	339
Income Before Income Taxes	337	214	150	35	126	(6)	856
Income Tax Expense	50	34	30	5	27	5	151
Segment Income	$287	$180	$120	$30	$99	$(11)	$705

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)
Includes an equity component of allowance for funds used during construction of $14 million for Duke Energy Carolinas, $10 million for Duke Energy Progress, $4 million for Duke Energy Florida, $1 million for Duke Energy Ohio and $6 million for Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2020
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$16	$32	$12	$10	$15	$—	$85
Receivables, net	212	77	80	88	50	2	509
Receivables of variable interest entities, net	616	410	335	—	—	467	1,828
Receivables from affiliated companies	87	50	—	46	76	(163)	96
Notes receivable from affiliated companies	436	—	—	—	543	(363)	616
Inventory	1,067	956	508	94	538	1	3,164
Regulatory assets	524	503	451	17	78	3	1,576
Other	32	56	37	(3)	36	(3)	155
Total current assets	2,990	2,084	1,423	252	1,336	(56)	8,029
Property, Plant and Equipment
Cost	49,534	34,898	20,880	7,005	16,482	391	129,190
Accumulated depreciation and amortization	(16,884)	(12,114)	(5,339)	(2,031)	(5,350)	3	(41,715)
Generation facilities to be retired, net	—	31	—	—	—	—	31
Net property, plant and equipment	32,650	22,815	15,541	4,974	11,132	394	87,506
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,427	4,392	2,097	355	1,098	901	12,270
Nuclear decommissioning trust funds	3,717	2,644	691	—	—	—	7,052
Operating lease right-of-use assets, net	132	377	386	21	57	242	1,215
Investments in equity method unconsolidated affiliates	—	—	—	—	—	124	124
Investment in consolidated subsidiaries	31	5	1	179	1	161	378
Other	1,136	682	329	45	213	(239)	2,166
Total other noncurrent assets	8,443	8,100	3,504	1,196	1,369	17,972	40,584
Total Assets	44,083	32,999	20,468	6,422	13,837	18,310	136,119
Segment reclassifications, intercompany balances and other	(344)	(136)	(103)	(184)	(135)	(379)	(1,281)
Reportable Segment Assets	$43,739	$32,863	$20,365	$6,238	$13,702	$17,931	$134,838

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances, purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2020
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$605	$319	$411	$180	$157	$(1)	$1,671
Accounts payable to affiliated companies	225	208	111	15	66	(26)	599
Notes payable to affiliated companies	—	229	305	265	—	(356)	443
Taxes accrued	117	43	74	145	81	5	465
Interest accrued	144	90	79	22	60	—	395
Current maturities of long-term debt	457	1,006	322	(26)	503	93	2,355
Asset retirement obligations	197	421	—	3	181	—	802
Regulatory liabilities	275	263	84	37	46	1	706
Other	478	429	383	65	92	16	1,463
Total current liabilities	2,498	3,008	1,769	706	1,186	(268)	8,899
Long-Term Debt	12,050	7,903	7,384	2,046	3,950	1,380	34,713
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	4,015	2,458	2,193	665	1,158	22	10,511
Asset retirement obligations	5,552	5,442	578	40	645	54	12,311
Regulatory liabilities	5,766	3,790	918	381	1,672	(4)	12,523
Operating lease liabilities	112	344	334	20	54	232	1,096
Accrued pension and other post-retirement benefit costs	82	235	214	76	148	(165)	590
Investment tax credits	230	135	119	3	170	—	657
Other	641	85	50	66	30	(50)	822
Total other noncurrent liabilities	16,398	12,489	4,406	1,251	3,877	89	38,510
Equity	12,837	9,449	6,909	2,401	4,674	17,109	53,379
Total Liabilities and Equity	44,083	32,999	20,468	6,422	13,837	18,310	136,119
Segment reclassifications, intercompany balances and other	(344)	(136)	(103)	(184)	(135)	(379)	(1,281)
Reportable Segment Liabilities and Equity	$43,739	$32,863	$20,365	$6,238	$13,702	$17,931	$134,838

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2020
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$152	$512	$—	$—	$664
Operating Expenses
Cost of natural gas	37	162	—	—	199
Operation, maintenance and other	29	79	2	—	110
Depreciation and amortization	21	45	—	—	66
Property and other taxes	18	12	—	—	30
Total operating expenses	105	298	2	—	405
Operating Income (Loss)	47	214	(2)	—	259
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	—	—	37	—	37
Other income and expenses, net	1	9	—	2	12
Total other income and expenses	1	9	37	2	49
Interest Expense	4	27	—	—	31
Income Before Income Taxes	44	196	35	2	277
Income Tax Expense	8	28	—	(8)	28
Segment Income	$36	$168	$35	$10	$249

(a)	Includes results of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes earnings from investments in ACP, Sabal Trail, Constitution and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2020
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$4	$4	$—	$(1)	$7
Receivables, net	(4)	191	—	—	187
Receivables from affiliated companies	5	89	—	(79)	15
Inventory	27	39	—	(1)	65
Regulatory assets	1	96	—	—	97
Other	(1)	11	1	2	13
Total current assets	32	430	1	(79)	384
Property, Plant and Equipment
Cost	3,396	8,648	—	—	12,044
Accumulated depreciation and amortization	(852)	(1,703)	—	—	(2,555)
Net property, plant and equipment	2,544	6,945	—	—	9,489
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	226	263	—	147	636
Operating lease right-of-use assets, net	—	23	—	—	23
Investments in equity method unconsolidated affiliates	—	—	1,442	10	1,452
Investment in consolidated subsidiaries	—	—	—	7	7
Other	10	132	16	1	159
Total other noncurrent assets	560	467	1,458	1,716	4,201
Total Assets	3,136	7,842	1,459	1,637	14,074
Segment reclassifications, intercompany balances and other	(1)	(18)	(13)	56	24
Reportable Segment Assets	$3,135	$7,824	$1,446	$1,693	$14,098

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2020
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$44	$144	$—	$1	$189
Accounts payable to affiliated companies	—	17	79	(80)	16
Notes payable to affiliated companies	134	486	—	—	620
Taxes accrued	15	32	4	(1)	50
Interest accrued	8	32	—	(1)	39
Current maturities of long-term debt	26	—	—	—	26
Regulatory liabilities	26	91	—	—	117
Other	4	55	—	1	60
Total current liabilities	257	857	83	(80)	1,117
Long-Term Debt	549	2,385	—	132	3,066
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	288	727	114	(21)	1,108
Asset retirement obligations	38	17	—	—	55
Regulatory liabilities	381	1,087	—	14	1,482
Operating lease liabilities	—	22	—	—	22
Accrued pension and other post-retirement benefit costs	25	7	—	—	32
Investment tax credits	2	—	—	—	2
Other	28	119	11	97	255
Total other noncurrent liabilities	762	1,979	125	90	2,956
Equity	1,561	2,621	1,251	1,495	6,928
Total Liabilities and Equity	3,136	7,842	1,459	1,637	14,074
Segment reclassifications, intercompany balances and other	(1)	(18)	(13)	56	24
Reportable Segment Liabilities and Equity	$3,135	$7,824	$1,446	$1,693	$14,098

(a)	Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.

(b)	Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
March 2020

	Three Months Ended March 31,
	2020	2019	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	20,874	22,218	(6.0%)	(0.9%)
General Service	17,682	17,917	(1.3%)	0.6%
Industrial	11,983	12,048	(0.5%)	—%
Other Energy Sales	144	145	(0.7%)	n/a
Unbilled Sales	(585)	(1,336)	56.2%	n/a
Total Retail Sales	50,098	50,992	(1.8%)	(0.2%)
Wholesale and Other	8,854	9,702	(8.7%)
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	58,952	60,694	(2.9%)

Average Number of Customers (Electric)
Residential	6,811,644	6,709,086	1.5%
General Service	996,789	988,438	0.8%
Industrial	17,314	17,398	(0.5%)
Other Energy Sales	30,930	28,556	8.3%
Total Retail Customers	7,856,677	7,743,478	1.5%
Wholesale and Other	46	51	(9.8%)
Total Average Number of Customers – Electric Utilities and Infrastructure	7,856,723	7,743,529	1.5%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	7,152	11,486	(37.7%)
Nuclear	18,804	18,590	1.2%
Hydro	1,021	1,053	(3.0%)
Oil and Natural Gas	19,587	17,649	11.0%
Renewable Energy	215	125	72.0%
Total Generation(d)	46,779	48,903	(4.3%)
Purchased Power and Net Interchange(e)	15,163	14,912	1.7%
Total Sources of Energy	61,942	63,815	(2.9%)
Less: Line Loss and Other	2,990	3,121	(4.2%)
Total GWh Sources	58,952	60,694	(2.9%)

Owned Megawatt (MW) Capacity(c)
Summer	50,635	50,888
Winter	54,175	54,574
Nuclear Capacity Factor (%)(f)	97	98

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

(f)	Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2020

	Three Months Ended March 31,
	2020	2019	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	7,361	7,755	(5.1%)
General Service	6,815	6,822	(0.1%)
Industrial	4,875	4,934	(1.2%)
Other Energy Sales	79	80	(1.3%)
Unbilled Sales	(75)	(355)	78.9%
Total Retail Sales	19,055	19,236	(0.9%)	0.8%
Wholesale and Other	2,181	2,592	(15.9%)
Total Consolidated Electric Sales – Duke Energy Carolinas	21,236	21,828	(2.7%)

Average Number of Customers
Residential	2,285,112	2,244,914	1.8%
General Service	364,075	360,183	1.1%
Industrial	6,113	6,131	(0.3%)
Other Energy Sales	22,787	20,522	11.0%
Total Retail Customers	2,678,087	2,631,750	1.8%
Wholesale and Other	24	20	20.0%
Total Average Number of Customers – Duke Energy Carolinas	2,678,111	2,631,770	1.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,459	3,222	(23.7%)
Nuclear	11,522	11,466	0.5%
Hydro	743	779	(4.6%)
Oil and Natural Gas	4,868	4,081	19.3%
Renewable Energy	44	34	29.4%
Total Generation(d)	19,636	19,582	0.3%
Purchased Power and Net Interchange(e)	2,415	2,902	(16.8%)
Total Sources of Energy	22,051	22,484	(1.9%)
Less: Line Loss and Other	815	656	24.2%
Total GWh Sources	21,236	21,828	(2.7%)

Owned MW Capacity(c)
Summer	20,192	20,209
Winter	21,127	21,137
Nuclear Capacity Factor (%)(f)	99	100

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,390	1,603	(13.3%)
Cooling Degree Days	35	4	775.0%

Variance from Normal
Heating Degree Days	(19.6%)	(6.9%)
Cooling Degree Days	382.8%	(46.0%)

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

(f)	Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2020

	Three Months Ended March 31,
	2020	2019	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	4,618	4,898	(5.7%)
General Service	3,471	3,538	(1.9%)
Industrial	2,497	2,501	(0.2%)
Other Energy Sales	19	19	—%
Unbilled Sales	(355)	(364)	2.5%
Total Retail Sales	10,250	10,592	(3.2%)	(0.3%)
Wholesale and Other	5,420	5,756	(5.8%)
Total Consolidated Electric Sales – Duke Energy Progress	15,670	16,348	(4.1%)

Average Number of Customers
Residential	1,362,360	1,341,886	1.5%
General Service	237,477	235,425	0.9%
Industrial	4,002	4,047	(1.1%)
Other Energy Sales	1,416	1,417	(0.1%)
Total Retail Customers	1,605,255	1,582,775	1.4%
Wholesale and Other	9	14	(35.7%)
Total Average Number of Customers – Duke Energy Progress	1,605,264	1,582,789	1.4%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	615	1,781	(65.5%)
Nuclear	7,282	7,124	2.2%
Hydro	241	252	(4.4%)
Oil and Natural Gas	5,891	5,438	8.3%
Renewable Energy	52	46	13.0%
Total Generation(d)	14,081	14,641	(3.8%)
Purchased Power and Net Interchange(e)	2,099	2,201	(4.6%)
Total Sources of Energy	16,180	16,842	(3.9%)
Less: Line Loss and Other	510	494	3.2%
Total GWh Sources	15,670	16,348	(4.1%)

Owned MW Capacity(c)
Summer	12,442	12,779
Winter	13,497	13,942
Nuclear Capacity Factor (%)(f)	93	92

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,186	1,483	(20.0%)
Cooling Degree Days	52	6	766.7%

Variance from Normal
Heating Degree Days	(25.8%)	(7.8%)
Cooling Degree Days	349.1%	(45.5%)

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

(f)	Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2020

	Three Months Ended March 31,
	2020	2019	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	4,060	4,214	(3.7%)
General Service	3,285	3,273	0.4%
Industrial	769	677	13.6%
Other Energy Sales	6	6	—%
Unbilled Sales	183	(232)	178.9%
Total Retail Sales	8,303	7,938	4.6%	0.7%
Wholesale and Other	314	383	(18.0%)
Total Electric Sales – Duke Energy Florida	8,617	8,321	3.6%

Average Number of Customers
Residential	1,642,342	1,616,295	1.6%
General Service	204,184	202,710	0.7%
Industrial	2,010	2,039	(1.4%)
Other Energy Sales	1,492	1,504	(0.8%)
Total Retail Customers	1,850,028	1,822,548	1.5%
Wholesale and Other	8	12	(33.3%)
Total Average Number of Customers – Duke Energy Florida	1,850,036	1,822,560	1.5%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	35	618	(94.3%)
Oil and Natural Gas	8,266	7,487	10.4%
Renewable Energy	114	41	178.0%
Total Generation(d)	8,415	8,146	3.3%
Purchased Power and Net Interchange(e)	901	860	4.8%
Total Sources of Energy	9,316	9,006	3.4%
Less: Line Loss and Other	699	685	2.0%
Total GWh Sources	8,617	8,321	3.6%

Owned MW Capacity(c)
Summer	10,302	10,218
Winter	11,347	11,308

Heating and Cooling Degree Days
Actual
Heating Degree Days	220	271	(18.8%)
Cooling Degree Days	470	244	92.6%

Variance from Normal
Heating Degree Days	(9.8%)	(26.9%)
Cooling Degree Days	138.0%	27.8%

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2020

	Three Months Ended March 31,
	2020	2019	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,290	2,523	(9.2%)
General Service	2,198	2,275	(3.4%)
Industrial	1,365	1,394	(2.1%)
Other Energy Sales	27	27	—%
Unbilled Sales	(152)	(197)	22.8%
Total Retail Sales	5,728	6,022	(4.9%)	(0.8%)
Wholesale and Other	95	142	(33.1%)
Total Electric Sales – Duke Energy Ohio	5,823	6,164	(5.5%)

Average Number of Customers
Residential	779,652	772,754	0.9%
General Service	88,871	88,493	0.4%
Industrial	2,491	2,481	0.4%
Other Energy Sales	3,431	3,377	1.6%
Total Retail Customers	874,445	867,105	0.8%
Wholesale and Other	1	1	—%
Total Average Number of Customers – Duke Energy Ohio	874,446	867,106	0.8%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	622	371	67.7%
Oil and Natural Gas	(1)	1	(200.0%)
Total Generation(d)	621	372	66.9%
Purchased Power and Net Interchange(e)	5,874	6,601	(11.0%)
Total Sources of Energy	6,495	6,973	(6.9%)
Less: Line Loss and Other	672	809	(16.9%)
Total GWh Sources	5,823	6,164	(5.5%)

Owned MW Capacity(c)
Summer	1,076	1,076
Winter	1,164	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,186	2,571	(15.0%)
Cooling Degree Days	5	—	—%

Variance from Normal
Heating Degree Days	(15.1%)	0.6%
Cooling Degree Days	45.7%	(100.0%)

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2020

	Three Months Ended March 31,
	2020	2019	% Inc.(Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,545	2,828	(10.0%)
General Service	1,913	2,009	(4.8%)
Industrial	2,477	2,542	(2.6%)
Other Energy Sales	13	13	—%
Unbilled Sales	(186)	(188)	(1.1%)
Total Retail Sales	6,762	7,204	(6.1%)	(3.1%)
Wholesale and Other	844	829	1.8%
Total Electric Sales – Duke Energy Indiana	7,606	8,033	(5.3%)

Average Number of Customers
Residential	742,178	733,237	1.2%
General Service	102,182	101,627	0.5%
Industrial	2,698	2,700	(0.1%)
Other Energy Sales	1,804	1,736	3.9%
Total Retail Customers	848,862	839,300	1.1%
Wholesale and Other	4	4	—%
Total Average Number of Customers – Duke Energy Indiana	848,866	839,304	1.1%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	3,421	5,494	(37.7%)
Hydro	37	22	68.2%
Oil and Natural Gas	563	642	(12.3%)
Renewable Energy	5	4	25.0%
Total Generation(d)	4,026	6,162	(34.7%)
Purchased Power and Net Interchange(e)	3,874	2,348	65.0%
Total Sources of Energy	7,900	8,510	(7.2%)
Less: Line Loss and Other	294	477	(38.4%)
Total GWh Sources	7,606	8,033	(5.3%)

Owned MW Capacity(c)
Summer	6,623	6,606
Winter	7,040	7,023

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,457	2,884	(14.8%)
Cooling Degree Days	—	—	—%

Variance from Normal
Heating Degree Days	(10.6%)	4.6%
Cooling Degree Days	(100.0%)	(100.0%)

(a)
Except as indicated in footnote (b), represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(b)	Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).

(c)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(d)	Generation by source is reported net of auxiliary power.

(e)	Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
March 2020

	Three Months Ended March 31,
	2020	2019	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	148,503,995	151,662,741	(2.1%)
Duke Energy Midwest LDC throughput (Mcf)	33,785,834	38,538,272	(12.3%)

Average Number of Customers – Piedmont Natural Gas
Residential	998,267	983,440	1.5%
Commercial	105,460	104,720	0.7%
Industrial	974	966	0.8%
Power Generation	17	17	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,104,718	1,089,143	1.4%

Average Number of Customers – Duke Energy Midwest
Residential	496,426	493,168	0.7%
General Service	45,131	45,347	(0.5%)
Industrial	1,622	1,679	(3.4%)
Other	132	135	(2.2%)
Total Average Number of Gas Customers – Duke Energy Midwest	543,311	540,329	0.6%

(a)
Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.

Commercial Renewables
Quarterly Highlights
March 2020

	Three Months Ended March 31,
	2020	2019	% Inc. (Dec.)
Renewable Plant Production, GWh	2,437	2,068	17.8%
Net Proportional MW Capacity in Operation(a)	3,502	2,996	16.9%

(a)    Includes 100% tax equity project capacity.